Common and Preferred Stock (First Aviation Services, Inc. [Member])	12 Months Ended
Dec. 31, 2011
First Aviation Services, Inc. [Member]
Common and Preferred Stock
6. Common and Preferred Stock

The Company has Class A and B common stock with the difference being that the Class B shares are non-voting. The Class B shares are convertible into Class A shares on a share-for-share basis.

The Series A Preferred Stock includes the following characteristics and are more thoroughly outlined in the Certificate of Incorporation of the Company:

-	not allowed to vote on any matters except as required by law.

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entitled to receive dividends payable in cash quarterly at 12% per annum on the Liquidation Preference amount, as defined. If payment is not made in cash, the dividend shall be increased to 15% per annum and considered payable on the Quarterly Dividend Payment Date, as defined, by the automatic issuance of preferred stock based on the Liquidation Preference amount, as defined.

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entitled to be paid, prior to payment or distribution to any other stockholders, $100 per share plus any accrued or accumulated but unpaid dividends, referred to as the Liquidation Preference amount, upon a liquidation event of the Company, as defined.

The Company's Board of Directors and a majority of the shareholders by consent approved a 1-for-20 reverse stock split of its Class A and Class B common stock effective October 24, 2011.